UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

March 29, 2016
Date of Report (Date of earliest event reported)

The China Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-05749	133669175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o State Street Bank and Trust Company
100 Huntington Avenue, CPH0326
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

1 (888) 246-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Stockholders of The China Fund, Inc. (the "Registrant") held on March 29, 2016 (the "2016 Annual Meeting"), the following directors were each elected to serve as a director until the 2019 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The final voting results for the proposal submitted to a vote of stockholders at the 2016 Annual Meeting is set forth below. The proposal was approved by the requisite vote.

	Votes For:	Votes Withheld:
Gary L. French	9,527,021	3,065,309
Michael F. Holland	9,335,349	3,256,981
Li Jin	11,908,386	683,943
Linda C. Coughlin	11,889,621	702,708

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The China Fund, Inc. (Registrant)

Dated: March 31, 2016	/s/ Brian F. Link
	Name:	Brian F. Link
	Title:	Secretary